www.bankrate.com

For more information contact:

Edward J. DiMaria
Senior Vice President
Chief Financial Officer
www.bankrate.com/investor-relations/
edimaria@bankrate.com
(561) 630-1230

Bruce J. Zanca
Senior Vice President
Chief Communications/Marketing Officer
bzanca@bankrate.com
(917) 368-8648

FOR IMMEDIATE RELEASE

Reminder -- Conference Call and Webcast Today at 11:00 A.M. Eastern Time
Interactive Dial-In: 866-543-6407 Passcode 65109209 (10 minutes before the call)

BANKRATE ANNOUNCES FIRST QUARTER 2006 FINANCIAL RESULTS
Revenue Up 90% - EBITDA Up 128%
Company Raises 2006 Guidance

NEW YORK, NY - April 25, 2006 - Bankrate, Inc. (NASDAQ: RATE), today reported total revenue of $19.8 million for the quarter ended March 31, 2006, an increase of $9.4 million or 90% over the $10.4 million reported in the first quarter of 2005. Earnings per diluted share, excluding stock compensation expense, were $0.21 which exceeded analyst consensus estimates of $0.19 per First Call / Thomson Financial. Earnings before interest, taxes, depreciation and amortization “EBITDA”, excluding stock compensation expense for the quarter, was $6.6 million, an increase of $3.7 million or 128% over the $2.9 million for the first quarter of 2005. Pre-tax income, excluding stock compensation expense for the quarter, was $6.1 million which is an increase of 98% over the $3.1 million reported in Q1 2005.

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Income before taxes of $4.3 million in the first quarter of 2006, including $1.8 million in non-cash stock compensation expense during the quarter due to the adoption of FAS 123R, increased by $1.2 million or 40% over the first quarter of 2005. Net income for Q1 2006 was $2.3 million or $0.14 per diluted share including the non-cash stock compensation charge of ($0.07) per diluted share after tax, compared to $1.9 million, or $0.12 per diluted share, in Q1 2005 with no stock compensation expense.

Sequentially, total revenue increased by 42% from $13.9 million in Q4 2005 to $19.8 million in Q1 2006. EBITDA, excluding stock compensation expense, increased by 62% sequentially from $4.1 million in Q4 2005 to $6.6 million in Q1 2006. Earnings per diluted share, excluding stock compensation expense, were $0.21 for Q1 2006 compared to $0.15 for Q4 2005 which represents a sequential increase of 40%.

“We’re encouraged by our solid progress,” said Thomas R. Evans, Bankrate’s President and Chief Executive Officer. “Our integration of FastFind and MMIS/Interest.com is proceeding according to plan, and we continued to see strong momentum in our traditional core business,” Mr. Evans added.

Revised 2006 Guidance
The Company is increasing its 2006 guidance. The company now expects 2006 revenue to be in the range of $80 to $82 million, and expects EBITDA, excluding non-cash stock compensation expense to be in the range of $28 to $29 million. The non-cash stock compensation expense charge is expected to be approximately $7.8 million dollars for the year.

Recent Company Highlights:

•
Online publishing revenue of $15.6 million in Q1 2006 was $6.3 million or 69% greater than the $9.3 million reported in Q1 2005, and was $4.0 million or 34% higher than the $11.6 million reported in Q4 05.

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•	Print publishing and licensing revenue of $4.2 million was 261% higher than Q1 05 and was up $1.9 million or 83% from Q4 2005.

•	The gross margin for Q1 2006 was 69%, and the EBITDA margin was 33% (excluding non-cash stock compensation expense), compared to 74% and 28%, respectively, in Q1 2005.

•	The Company had no barter revenue in Q1 06. Barter revenue was $621,000 and $474,000, respectively, in Q1 05 and Q4 05.

•
Page views for the quarter of 124.2 million were up 12% compared to Q1 05 and were up 27% from Q4 05. Organic (non-paid) traffic represented 96% of the page views during the quarter. The remaining page views were generated from paid search.

•	The Company appointed Edward J. DiMaria as the new Senior Vice President, Chief Financial Officer.

•	The Company has signed a new co-brand agreement with CNNMoney.com.

•	Renewed 14 existing co-brand agreements, including NYTimes.com, Miami Herald and LA Times.

•	Since January 1, the Company has signed several new newspaper agreements, including the Baltimore Sun, Cleveland Plain Dealer, Winston-Salem Journal, and the New Orleans Times-Picayune.

April 25, 2006 Conference Call Interactive Dial-In and Webcast Information:

To participate in the teleconference please call: 866-543-6407 Passcode: 65109209
Please access at least 10 minutes prior to the time the conference is set to begin.

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This call is being webcast by CCBN and can be accessed at Bankrate’s Web site at www.bankrate.com/investor-relations/. The Webcast is also being distributed over CCBN’s Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN’s individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN’s Individual Investor Network. Institutional investors can access the call via CCBN’s password-protected event management site, StreetEvents (www.streetevents.com).

Replay Information:

A replay of the conference call will be available beginning April 25, 2006, 1:00 p.m. ET/ 10:00 a.m. PT through May 3, 2006. To listen to the replay, call 888-286-8010 and enter 34216291.

Non-GAAP Measures

To supplement the Company’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), Bankrate uses non-GAAP measures of certain components of financial performance, including income from operations, income before income taxes, and net income, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. In addition, because the Company has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

About Bankrate, Inc.

Bankrate, Inc. (Nasdaq: RATE) ("Bankrate") owns and operates Bankrate.com, a leading Internet consumer banking marketplace. Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes, debt management and college finance. Bankrate is the leading aggregator of more than 300 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate reviews more than 4,800 financial institutions in 575 markets in 50 states. In 2005, Bankrate.com had over 46 million unique visitors. Bankrate provides financial applications and information to a network of more than 75 partners, including Yahoo! (Nasdaq: YHOO), America Online (NYSE: TWX), The Wall Street Journal (NYSE: DJ) and The New York Times (NYSE: NYT). Bankrate's information is also distributed through more than 400 national and state publications. In addition to Bankrate.com, Bankrate also owns and operates FastFind, an internet lead aggregator and Mortgage Market Information Services, Inc. and Interest.com, Inc., each of which publishes mortgage guides and financial rates and information.

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"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain matters included in the discussion above may be considered to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to potential acquisitions, raising capital, future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: the willingness of our advertisers to advertise on our Web sites; interest rate volatility; our ability to establish and maintain distribution arrangements; our ability to integrate the business and operations of companies that we have acquired, and those we may acquire in the future; our need and our ability to incur additional debt or equity financing; the effect of unexpected liabilities we assume from our acquisitions; the impact of resolution of lawsuits to which we are a party; the willingness of consumers to accept the Internet as a medium for obtaining financial product information; increased competition and its effect on our Web site traffic, advertising rates, margins, and market share; our ability to manage traffic on our Web sites and service interruptions; our ability to protect our intellectual property; the effects of facing liability for content on our Web sites; legislative or regulatory changes; the concentration of ownership of our common stock; the fluctuations of our results of operations from period to period; the strength of the United States economy in general; the accuracy of our financial statement estimates and assumptions; effect of changes in the stock market and other capital markets; technological changes; changes in monetary and fiscal policies of the U.S. Government; changes in consumer spending and saving habits; changes in accounting principles, policies, practices or guidelines; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. These and additional important factors to be considered are set forth in the Introductory Note and under Item 1A Risk Factors and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2005, and in our other filings with the Securities and Exchange Commission ("SEC") and available at the SEC's internet site (http://www.sec.gov). We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

###

-Financial Statements Follow-

Bankrate, Inc.
Non-GAAP Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended
	March 31,
Revenue:	2006	2005
Online publishing	$15,615,999	$9,266,553
Print publishing and licensing	4,172,433	1,155,296
Total revenue	19,788,432	10,421,849
Cost of revenue:
Online publishing	2,692,088	1,639,475
Print publishing and licensing	3,531,979	1,103,169
Total cost of revenue	6,224,067	2,742,644

Gross margin	13,564,365	7,679,205

Operating expenses:
Sales	931,390	841,847
Marketing	851,343	1,519,623
Product development	910,971	504,106
General and administrative	4,249,245	1,914,278
Stock compensation expense (1)	1,777,623	-
Depreciation and amortization	557,762	189,239
	9,278,334	4,969,093
Income from operations	4,286,031	2,710,112
Other income:
Interest income, net	20,330	141,263
Insurance recovery in excess of costs and expenses	-	220,705
Total other income	20,330	361,968

Income before income taxes	4,306,361	3,072,080
Provision for income taxes	(1,964,534)	(1,167,390)
Net income	$2,341,827	$1,904,690

Basic and diluted net income per share:
Basic	$0.15	$0.12
Diluted	$0.14	$0.12
Basic and diluted net income per share excluding stock compensation expense (1):
Basic	$0.23	$0.12
Diluted	$0.21	$0.12
Weighted average common shares outstanding:
Basic	15,874,946	15,787,264
Diluted	16,771,044	16,561,802

(1)	See reconciliation of GAAP to Non-GAAP Measures.

Bankrate, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	March 31,	December 31,
	2006	2005
Assets

Cash and cash equivalents	$4,431,496	$3,479,609
Accounts and notes receivable, net of allowance for doubtful accounts of approximately
$1,466,000 at March 31, 2006 and $1,630,000 at December 31, 2005, respectively	11,011,251	8,838,879
Deferred income taxes, current portion	4,641,874	6,445,636
Insurance claim receivable	89,780	85,575
Prepaid expenses and other current assets	871,516	481,677
Total current assets	21,045,917	19,331,376

Furniture, fixtures and equipment, net	1,015,593	1,063,307
Deferred income taxes	379,461	28,769
Intangible assets, net	11,287,646	11,652,161
Goodwill	30,030,233	30,035,399
Other assets	813,055	442,211

Total assets	$64,571,905	$62,553,223

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	$1,531,691	$3,215,645
Accrued expenses	3,884,604	5,093,187
Deferred revenue	1,181,455	1,176,119
Other current liabilities	56,355	37,187
Total current liabilities	6,654,105	9,522,138

Other liabilities	202,054	178,133

Total liabilities	6,856,159	9,700,271

Stockholders' equity:
Preferred stock, 10,000,000 shares authorized and undesignated	-	-
Common stock, par value $.01 per share-- 100,000,000 shares authorized; 15,890,468 and
15,857,877 shares issued and outstanding at March 31, 2006 and December 31, 2005, respectively	158,905	158,579
Additional paid in capital	73,502,185	70,981,544
Accumulated deficit	(15,945,344)	(18,287,171)
Total stockholders' equity	57,715,746	52,852,952

Total liabilities and stockholders' equity	$64,571,905	$62,553,223

	Three Months Ended
	March 31,		December 31,
Non-GAAP Measures Reconciliation (Unaudited):	2006	2005	2005
EBITDA-
Income from operations	$4,286,031	$2,710,112	$3,774,584
Depreciation and amortization	557,762	189,239	316,981
EBITDA	$4,843,793	$2,899,351	$4,091,565
Per diluted share	$0.29	$0.18	$0.24

EBITDA excluding stock compensation expense-
Income from operations	$4,286,031	$2,710,112	$3,774,584
Stock compensation expense	1,777,623	-	-
Depreciation and amortization	557,762	189,239	316,981
EBITDA excluding stock compensation expense	$6,621,416	$2,899,351	$4,091,565
Per diluted share	$0.39	$0.18	$0.24

Income before income taxes excluding stock compensation expense-
Income before income taxes	$4,306,361	$3,072,080	$4,052,120
Stock compensation expense	1,777,623	-	-
	$6,083,984	$3,072,080	$4,052,120

Net income excluding stock compensation expense-
Net income	$2,341,827	$1,904,690	$2,592,302
Stock compensation expense, net of tax	1,308,563	-	-
Net income excluding stock compensation expense	$3,650,390	$1,904,690	$2,592,302
Per basic share	$0.23	$0.12	$0.16
Per diluted share	$0.21	$0.12	$0.15

Weighted average common shares outstanding:
Basic	15,874,946	-	-

Diluted	16,771,044	-	-
Impact of applying SFAS No. 123R	700,673	-	-
Diluted shares excluding impact of applying SFAS No 123R	17,471,717	-	-

Bankrate, Inc.
Condensed Consolidated Statements of Income
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited)

Revenue:	GAAP	Three Months Ended March 31, 2006 Adjustments (2)	Non-GAAP
Online publishing	$15,615,999	$-	$15,615,999
Print publishing and licensing	4,172,433	-	4,172,433
Total revenue	19,788,432	-	19,788,432
Cost of revenue:
Online publishing	2,900,584	(208,496)	2,692,088
Print publishing and licensing	3,542,110	(10,131)	3,531,979
Total cost of revenue	6,442,694	(218,627)	6,224,067

Gross margin	13,345,738	218,627	13,564,365

Operating expenses:
Sales	1,088,275	(156,885)	931,390
Marketing	851,343	-	851,343
Product development	1,024,503	(113,532)	910,971
General and administrative	5,537,824	(1,288,579)	4,249,245
Stock compensation expense	-	1,777,623	1,777,623
Depreciation and amortization	557,762	-	557,762
	9,059,707	218,627	9,278,334
Income from operations	4,286,031	-	4,286,031
Other income:
Interest income, net	20,330	-	20,330
Insurance recovery in excess of costs and expenses	-	-	-
Total other income	20,330	-	20,330

Income before income taxes	4,306,361	-	4,306,361
Provision for income taxes	(1,964,534)	-	(1,964,534)
Net income	$2,341,827	$-	$2,341,827

Basic and diluted net income per share:
Basic	$0.15	$-	$0.15
Diluted	$0.14	$-	$0.14
Weighted average common shares outstanding:
Basic	15,874,946	-	15,874,946
Diluted	16,771,044	-	16,771,044

(2) Adjustments for the impact of applying SFAS No. 123R